ALEXANDER MARK INVESTMENTS (USA), INC.
                             PROXY
                FOR THE HOLDERS OF COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF ALEXANDER MARK INVESTMENTS (USA),
INC.
  SPECIAL MEETING TO BE HELD ON MAY 18, 1998 AT 10:00 A.M.

The undersigned shareholder of Alexander Mark Investments (USA), Inc. (the "Company") hereby appoints Daniel Wettreich, or failing him, Jeanette P. Fitzgerald as
Attorneys and Proxies to vote all the shares of the undersigned at said Special
Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxies may do or cause to be done by virtue thereof. The above-named Attorneys and Proxies are instructed to vote all the undersigned's shares as follows:

1.   RATIFY THE SELECTION OF AUDITORS FOR APRIL 30, 1997:

      To  ratify  the appointment of Larry O'Donnell,  CPA, as
auditors  for  the fiscal year ended March 31, 1998.
          AGAINST  o         FOR  o        ABSTAIN  o


2.    APPROVAL  OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION
CHANGING THE NAME OF  THE COMPANY:

      To approve the change in the name of the Company to Wincroft, Inc.

          AGAINST  o         FOR  o        ABSTAIN  o

3.   APPROVAL OF A 100 FOR 1 COMMON SHARES FORWARD SPLIT:

      To increase the number of shares outstanding without affecting the authorized number of common shares.

          AGAINST  o         FOR  o        ABSTAIN  o

4. APPROVAL OF THE AMENDMENT TO THE ARTICLES OF THE COMPANY TO CREATE PREFERRED SHARES.

    To approve the creation of preferred shares to give the Company flexibility in raising capital and otherwise acquiring assets.

AGAINST  o         FOR  o        ABSTAIN  o

5. APPROVAL OF THE TRANSFER OF CONTROL OF THE COMPANY FROM FORSAM VENTURE FUNDING, INC. A PRIVATE COMPANY TO JASON CONWAY.


AGAINST  o         FOR  o        ABSTAIN  o


6. APPROVAL OF THE ISSUANCE OF COMMON AND PREFERRED STOCK ALONG WITH A PROMISSORY NOTE TO ACQUIRE THE VIDEOTALK [TM] PRODUCT.

AGAINST  o         FOR  o        ABSTAIN  o


7.  RATIFY ALL PREVIOUS CORPORATE ACTIONS OF THE OFFICERS AND
DIRECTORS OF THE COMPANY.

AGAINST  o         FOR  o        ABSTAIN  o


THIS  PROXY,  WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, 2,3, 4, 5, 6, AND 7.


              Dated this _______ day of ______________, 1998



              ______________________________________________
                       Signature of Shareholder



              ______________________________________________
                       Signature of Shareholder



              ______________________________________________
                          Please Print Name



              ______________________________________________
                          Please Print Name

Please  date  and  sign  exactly as your name or  names  appear  on your  stock
certificate.   Joint  owners should each sign personally.   If
signing  in  any
fiduciary  or  representative capacity, give full  title  as  such and  provide
authorization.   For  shares held by a corporation, please affix  its
corporate
seal.

PLEASE  MARK,  SIGN,  DATE  AND  RETURN THE PROXY PROMPTLY  USING  THE
ENCLOSED
ENVELOPE.


           ALEXANDER MARK INVESTMENTS (USA), INC.
                2415 Midway
                 Suite 115
               Carrollton, Texas 75006

               NOTICE OF MEETING OF SHAREHOLDERS


                To be Held On May 18, 1998

      Notice is hereby given that the Special Meeting of Shareholders of Alexander Mark Investments (USA), Inc. (the "Company") will be held at the offices of the
Company on the 18th of May at 10:00 a.m., local time, for the following purposes:

     (1) To ratify the appointment of auditors for the fiscal year ended March 31, 1998.

     (2) To approve the amendment of the articles of incorporation to change the Company's name to Wincroft, Inc.

     (3) To approve a 100 for 1 forward stock split to increase the number of common shares outstanding without affecting the stated value of the common shares.

(4) To approve the amendment to the articles of incorporation to create preferred shares.

(5) To approve the transfer of control of the Company to Jason
Conway.

(6) To approve the issuance of common and preferred stock along with a promissory note to acquire the VideoTalk product.

(7) To ratify all previous actions of the officers and directors of the Company.

      (8) To transact such other business as may properly come before the meeting or any adjournments thereof.

The accompanying Proxy Statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.


      Only shareholders of record at the close of business April 22, 1998 are entitled to notice of, and to vote at, the Meeting of Shareholders and any adjournment(s) thereof.

      You are cordially invited to attend the meeting, but if you are unable to do so, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE
ENCLOSED SELF ADDRESSED ENVELOPE. If you attend the meeting, you may vote in person if you wish, whether or not you have returned the proxy. In any event, a proxy may be revoked at any time before it is exercised.

By Order of the Board of Directors


Jeanette Fitzgerald
Corporate Secretary


Dallas, Texas
April 16, 1998


                  ALEXANDER MARK INVESTMENTS (USA), INC.
        2415 Midway, Suite 115
          Carrollton, Texas  75006


                         PROXY STATEMENT

                               for

                 SPECIAL MEETING OF SHAREHOLDERS

                  To be Held May 18, 1998


   This Proxy Statement is sent to shareholders of Alexander Mark Investments (USA), Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Company to be held
on May 18, 1998 at 10:00 a.m., local time  at   the offices  of  the
Company any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers, and regular
employees of the Company.  The  Company  will  also request   banking
institutions,  brokerage  firms,   custodians, nominees,  and
fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed proxy are first being sent to shareholders of Alexander Mark Investments (USA), Inc. on or about April 27, 1998.

Pursuant to the Private Securities Litigation Reform Act of 1995 the Company, in addition to historical information, certain information within this proxy statement contains forward looking
statements.   These statements are subject to certain  risks  and
uncertainties   that  could  cause  actual  results   to   differ
materially from those set forth including but not limited to competition among employers for appropriate personnel, the Company's dependence on outside suppliers and the need to go to outside consulting sources, the continued ability to create and /or acquire products that customers will accept; the impact of competition and changing competitors; the changing nature of regulations and the manner in which they are interpreted; and pricing pressures in addition to normal economic and world factors beyond the control of the Company.

                     REVOCATION OF PROXIES

  Any Shareholders returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Corporate Secretary of the Company of such revocation prior to its use, (b) by voting in person at the meeting, or (c) by executing and filing with the Corporate Secretary of the Company a later dated proxy.

           OUTSTANDING STOCK AND CERTAIN SHAREHOLDERS

  The voting securities of the Company are shares of its common stock, $0.002 stated value("Common Stock"), each share of which entitles the holder to one vote at the Special Meeting of Shareholders and any adjournment(s) thereof. At April 13, 1998 there were outstanding and entitled to vote 41,121 pre-forward split
shares  of Common  Stock.   Only  shareholders of record  at  the
close  of
business on April 22, 1998, are entitled to notice of, and  to
vote   at,   the   Special   Meeting  of  Shareholders   and   any
adjournment(s) thereof.

The following table shows the amount of common stock, no par value, ($.002 stated value), owned as of April 13, 1998 by each person known to own beneficially more than five percent (5%) of the outstanding common stock of the Registrant, by each director,
and  by all officers and directors as a group (3 persons).   Each
individual has sole voting power and sole investment power with respect to the shares beneficially owned. On March 31, 1998, Forsam Venture Funding surrendered 7,495,539 shares to the Company for Treasury. The Company did not pay Forsam Venture Funding any compensation for the surrendering of the shares.





Name  and                   Amount and          Percent
Address  of                Nature   of
Beneficial  Owner          Beneficial  Ownership    of
                                                  Class

Daniel Wettreich               20,000 (1)            48.6%
2415 Midway, Suite 115
Carrollton, Texas 75006

Jeanette Fitzgerald             250                   0.6%
2415 Midway, Suite 115
Carrollton, Texas 75006


All Officers and Directors    20,250    (1)         49.2%
as a group (3 persons)


Forsam Venture Funding, Inc.   20,000                 48.6%
2415 Midway, Suite 121
Carrollton, Texas 75006

M.Y. Wettreich                  15,000  (2)           36.4%
34 Monarch Court
Lyttleton Road
London, England


Abuja Consultancy, Ltd.        6,000                   14.6%
Oceanic House
P.O. Box 107
Duke Street
Grand Turk
Turks & Caicos Islands


(1) 20,000 of these shares are in the name of Forsam Venture Funding, Inc. A private company which is owned by the three children of Daniel Wettreich. Mr. Wettreich has disclaimed all beneficial interest in such shares.

(2) Includes 6,000 shares owned by Abuja Consultancy Ltd. which is affiliated with M.Y. Wettreich.


For the years ended April 30, 1997 and 1996, the Company incurred stock transfer fees to a company associated with the President of the Company in the amounts of $9,573 and $2,920 respectively.


Since the beginning of the registrant's last fiscal year, there have been no material transactions between the registrant and its management and/or 5% or greater security holders, other than as set out in Management's Proposal VI and VII. Nor have there been any material revenue impacting relationships.

In March 1998, Forsam Venture Funding acquired majority control of the outstanding shares of the Registrant through private purchases of the outstanding stock. On March 31, 1998, Forsam entered into a conditional contract to sell all its shares in Registrant to Jason Conway for an undisclosed sum.

The Registrant entered into a conditional agreement on March 31, 1998 with Third Planet Publishing, Inc., a wholly owned subsidiary of Camelot Corporation, a public company to acquire the VideoTalk [TM] product for Third Planet Publishing, Inc.,at it's cost of $7,002,056 payable by way of the issuance of common stock , preferred stock and a promissory note. Mr. Wettreich and Ms. Fitzgerald are officers and directors of Camelot Corporation and Third Planet Publishing, Inc.. Both transactions require shareholders approval at this meeting. See Management's Proposal VI and VII described more fully herein.




COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF
1934

Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's   executive  officers,  directors,  and   persons   who
beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC").
Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believe that all filing requirements applicable to the Company's executive officers, director, and more than 10% stockholders were complied with.


                     SHAREHOLDER PROPOSALS

    According  to  Rule  14a-8 promulgated under  the  Securities
Exchange Act of 1934, a shareholder may require that certain proposals suggested by the shareholders be voted upon at a shareholders meeting. Information concerning such proposal may be submitted to the Company for inclusion in the Company's Proxy
Statement.   Such  proposals must be  submitted  to  the  Company
before October 17, 1998 for consideration at the 1998 annual shareholders meeting.

                     MANAGEMENT PROPOSAL I

      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            FOR THE FISCAL YEAR ENDED March 31, 1998

    The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

    RESOLVED, that the appointment by the Board of Directors of Larry O'Donnell, CPA as independent auditors of the Company for the year ending March 31, 1998 is hereby approved.

    It is not intended that a representative of Larry O'Donnell, CPA will be present at the meeting or be available for questions.

During the previous two years, there were no disagreements between the Company and the previous auditors regarding a policy or disclosure.

   Neither this accountant nor any accountant for the past two years has rendered an audit opinion containing an adverse opinion or a disclaimer of opinion or were any of the opinions qualified or modified as to uncertainty, audit scope or accounting principles.





                     MANAGEMENT PROPOSAL II

APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

   "RESOLVED, that the Articles of Incorporation shall be amended as set out below to change the name of the Company to Wincroft, Inc.


                            ARTICLE I

The  name  of the Company shall be amended from Alexander Mark
Investments (USA), Inc. to

             Wincroft, Inc. "

The name is being changed as requested by the proposed new control shareholder to reflect a change in control of the company.

              MANAGEMENT PROPOSAL III

APPROVE A 100 FOR 1 FORWARD STOCK SPLIT TO INCREASE THE NUMBER OF
SHARES

  The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

   "RESOLVED, that a 100 for 1 forward stock split shall be effected on all the outstanding shares of the Company with no effect on the authorized shares."

The  board has determined that in order to best provide value  to the
shareholders  of  the  Company,  acquisitions  of   ongoing businesses
should be considered. Acquisitions may entail the issuance of new shares in the Company. The board has therefore determined that the number of outstanding shares shall be increased without adjusting the authorized share value. Upon passage of this resolution new certificates will be prepared and will be issued upon submission by the shareholders to the transfer agent. Any old certificates in the name of Alexander Mark Investments (USA) Inc. will be immediately exchanged for Wincroft, Inc. certificates upon presentment to the transfer agent.


MANAGEMENT'S PROPOSAL IV

APPROVAL OF THE AMENDMENT TO THE ARTICLES OF THE COMPANY TO CREATE PREFERRED SHARES

 The following resolution will be proposed by management at the meeting for shareholder approval:


" RESOLVED, that the Articles of the Company be amended to create preferred shares as follows:

Fourth: The total number of shares of all classes which the corporation shall have authority to issue is 100,000,000, of which 75,000,000 shares shall be Common Stock of no par value and of which 25,000,000 shares shall be Preferred Stock of the par value of $.01,(the "Preferred Stock",) with the following designations, powers, preferences, rights, qualifications, limitations, or restrictions:

1) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other annual rights, and qualifications, limitations, or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as not expressed in this Certificate of Incorporation or any amendment thereto, including, but without limiting the generality of the foregoing, the following:
a)the designation of such series;
b)the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;
c)whether the shares of such series shall be subject to redemption, the times, prices and other terms and conditions of such redemption;
d)the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;
e)whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;
f)the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;
g)the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;
h)the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation, which rights may be different in the case of a voluntary dissolution than in the case of an involuntary dissolution.

2) except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution of the Board of Directors creating any series of Preferred
Stock, the holders of any such series shall have no voting power whatsoever.

All shares, when issued shall be fully paid and nonassessable; and the private property of stockholders shall not be liable for corporate debts. Stockholders shall have no preemptive rights.

All matters properly presented for shareholder vote shall be affirmed by a majority of the shareholders voting unless the laws of the state of Colorado absolutely require a larger vote."


The Board believes this is an amendment required in order to provide flexibility in the acquisition of assets and the raising of funds for the Company. As reflected in Management's Proposal VI, preferred shares are to be issued for the acquisition of the VideoTalk product. Approval of this resolution is required as one of the conditions of the contract selling the control of the company and for the acquisition of the VideoTalk product.

MANAGEMENT'S PROPOSAL V


TO APPROVE THE TRANSFER OF CONTROL OF THE COMPANY TO JASON
CONWAY.

The following resolution will be offered by management of the Company:

RESOLVED, that the contract entered into by Forsam Venture Funding, Inc. to sell its controlling block of shares in the Company to Jason Conway is approved.

Jason Conway is familiar with and believes he can successfully market the Video Talk product. He has entered into an agreement with Forsam Venture Funding to buy control of the Company conditional on shareholders approving the following:

a)  change the name of the Company to Wincroft, Inc.
b)  affect a 100 for 1 forward stock split;
c)  create preferred shares;
d)  approve Conway purchasing control from Forsam;
e) approve the acquisition of the VideoTalk product by the Company by way of the issuance of common and preferred stock and a promissory note.




MANAGEMENT'S PROPOSAL VI

TO APPROVE THE ISSUANCE OF COMMON AND PREFERRED STOCK ALONG WITH A PROMISSORY NOTE TO ACQUIRE THE VIDEOTALK PRODUCT.

The following resolution will be offered by management pursuant to the Board of Directors resolutions at the meeting:

"RESOLVED, that the transaction wherein the Company shall purchase the VideoTalk product from Third Planet Publishing, Inc. for the issuance of common stock, preferred stock and a $2,000,000 promissory note for a total price of $7,002,056 is hereby approved."


The Company has entered into a conditional contract to acquire all the right, title and interest in the VideoTalk product from Third Planet Publishing, Inc. VideoTalk is a complete hardware and software system which, when connected to a multimedia PC, enables full-duplex video conferencing over the Internet. VideoTalk does not require a sound card or a video capture card, and allows video conferencing over the Internet with only a 28.8 kbps modem and a 60MHz Pentium-class PC. Shareholder approval of this contract is required before the contract can close.

The acquisition contract requires the issuance of 5,000 shares of $1,000 Preferred Shares, Series A, 1,028,000 (post forward split) common shares (equating to 19.9% of the outstanding shares) and a promissory note in the amount of $2,000,000. The Preferred Shares, Series A are non-voting and 10% yield. Shareholder approval is being requested as Third Planet Publishing Inc. is a wholly owned subsidiary of Camelot Corporation a corporation of which the present officers of the Company are also officers.




MANAGEMENT'S PROPOSAL VII

RATIFY ALL PREVIOUS CORPORATE ACTIONS OF THE OFFICERS AND DIRECTORS OF THE COMPANY.


As the management of the Company is changing, the retiring management of the company is seeking to ratify all past actions of the company by the officers and directors.


The following resolution will be offered by management pursuant to the Board of Directors resolutions at the meeting:

"RESOLVED, that all previous corporate actions of the officers and directors of the company since the last shareholder meeting on December 23, 1996 are hereby ratified."


                      SHAREHOLDER APPROVAL

Shareholders, representing a majority of those common shares outstanding, and eligible to vote must return proxies to constitute a quorum, including abstentions. The controlling shareholder, Forsam Venture Funding, Inc., has already expressed its approval and intention to vote for all the above resolutions. A majority of those shares constituting the quorum eligible to vote is required for approval of Management Proposal I, II, III, IV, V, VI, and VII.


                         OTHER BUSINESS

    The  Board of Directors of the Company does not know  of  any
other  business  to be presented at the Special Meeting.   If  any
other matters are properly brought before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment.

   By order of the Board of Directors



Jeanette P. Fitzgerald
Corporate Secretary


Dallas, Texas
April 22, 1998